Exhibit 10.3

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (the “First Amendment”) is made as of October 19, 2020 (“Execution Date”), by and between LS KING HARTWELL INNOVATION CAMPUS, LLC, a Delaware limited liability company, with an address c/o King Street Properties, 800 Boylston Street, Suite 1570, Boston, MA 02199 (“Landlord”), and T2 BIOSYSTEMS, INC., a Delaware corporation, with an address of 101 Hartwell Avenue, Lexington, MA 02421 (“Tenant”).

WITNESSETH

WHEREAS, Landlord, as successor-in-interest to King 4 Hartwell Place, LP, and Tenant entered into that certain Lease dated November 12, 2014, as amended by a Commencement Letter dated April 1, 2015 (as so amended, the “Lease”), pursuant to which Landlord is leasing to Tenant approximately 10,692 rentable square feet (as more particularly described in the Lease, the “Premises”) of the building located at 4 Hartwell Place, Lexington, MA (the “Building”);

WHEREAS, Tenant desires to extend the Term of the Lease for an additional period; and WHEREAS, Landlord is willing to extend the Term of the lease for an additional period,

upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the covenants herein reserved and contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

Recitals; Capitalized Terms. The foregoing recitals are hereby incorporated by reference. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them as set forth in the Lease.

2.

Extension of Term. The Term of the Lease is hereby extended for an additional term commencing as of April 1, 2021, and expiring as of October 31, 2025 (the “Additional Term”). The Additional Term shall be on all of the terms and conditions of the Lease immediately preceding the Additional Term, except as expressly set forth in this First Amendment. Tenant hereby accepts the Premises in their "as is", "where is" condition on the Execution Date, with all faults, and without representations or warranties from Landlord of any kind whatsoever. Tenant acknowledges and agrees that Landlord has no obligation to perform any work or to provide any other concession with respect to the Premises in connection with the extension of the Term for the Additional Term. The foregoing shall not limit any obligations of Landlord currently existing under the Lease including, without limitation, Article 10 thereof.

3.	Additional Term Base Rent and Operating Costs and Taxes.

(a)	Base Rent for the Additional Term shall be paid in equal monthly installments in accordance with the following schedule in advance and otherwise in accordance with the terms of the Lease:

Exhibit 10.3

Time Period	Annual Base Rent	Monthly Installment
4/1/21-3/31/22:	$523,908.00	$43,659.00
4/1/22-3/31/23:	$539,625.24	$44,968.77
4/1/23-3/31/24:	$555,814.00	$46,317.83
4/1/24-3/31/25:	$572,488.42	$47,707.37
4/1/25-10/31/25:	$589,663.07*	$49,138.59

*Annualized

(b)

Tenant shall continue to pay Tenant’s Share of Operating Costs and Tenant’s Share of Taxes during the Additional Term in accordance with Sections 5.2(f) and 5.3(c) of the Lease. Further, Tenant shall continue to pay all charges for electricity, gas, water and all other utilities and services furnished to the Premises and any equipment exclusively serving the Premises during the Additional Term in accordance with Sections 9.1, 9.2 and 9.3 of the Lease.

4.	Extension Term.

(a)

Provided that the following conditions are satisfied (the “Extension Conditions”), which Extension Conditions may be waived by Landlord in its sole discretion, (i) Tenant, an Affiliated Entity (hereinafter defined) and/or a Successor (hereinafter defined) is/are then occupying one hundred percent (100%) of the Premises; and (ii) no Event of Default nor an event which, with the passage of time and/or the giving of notice would constitute an Event of Default has occurred (1) as of the date of the Extension Notice (hereinafter defined), and (2) at the commencement of the applicable Extension Term (hereinafter defined), Tenant shall have the option (the “Initial Extension Option”) to extend the Term for one (1) additional term of three (3) years and two (2) months (the “First Extension Term”), commencing as of November 1, 2025 and expiring on December 31, 2028.

(b)

Provided that the Extension Conditions are satisfied or waived by Landlord in its sole discretion, and provided further that Tenant has timely and properly exercised the Initial Extension Option pursuant to Section 4(a) above, Tenant shall have the option to extend the Term for one (1) additional term of five (5) years, commencing as of the expiration of the First Extension Term (the “Second Extension Term”; and together with the First Extension Term, each an “Extension Term”).

(c)

Tenant must exercise each option to extend, if at all, by giving Landlord written notice (the “Extension Notice”) (i) on or before January 31, 2025, time being of the essence, with respect to the Initial Extension Option and (ii) on or before December 31, 2027 with respect to the option to extend for the Second Extension Term. Upon the timely giving of such Extension Notice, the Term shall be deemed extended upon all of the terms and conditions of this Lease, except that (A) Base Rent during each Extension Term shall be calculated in accordance with this Section 4, (B) Landlord shall have no obligation to construct or renovate the Premises, and (C) Tenant shall have one (1) fewer option to extend the Term. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the Term. Notwithstanding the fact that Tenant’s proper and timely

Exhibit 10.3

exercise of such option to extend the Term shall be self-executing, the parties shall promptly execute a lease amendment reflecting such Extension Term after Tenant exercises such option. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant’s exercise of its rights under this Section 4.

(d)

The Base Rent during each Extension Term (the “Extension Term Base Rent”) shall be determined in accordance with the process described hereafter. Extension Term Base Rent shall be the greater of (i) Base Rent for the last Rent Year of the prior Term, or (ii) the fair market rental value of the Premises then demised to Tenant as of the commencement of the applicable Extension Term as determined in accordance with the process described below, for renewals of combination laboratory and office space in the Lexington/Waltham submarket (the “Market Area”) of equivalent quality, amenities, improvements, size, utility and location, with the length of the Extension Term, the credit standing of Tenant and all other relevant factors to be taken into account. Within thirty

(30) days after receipt of the Extension Notice, Landlord shall deliver to Tenant written notice of its determination of the Extension Term Base Rent for the applicable Extension Term. Tenant shall, within thirty (30) days after receipt of such notice, notify Landlord in writing whether Tenant accepts or rejects Landlord’s determination of the Extension Term Base Rent (“Tenant’s Response Notice”). If Tenant fails timely to deliver Tenant’s Response Notice, Landlord’s determination of the Extension Term Base Rent shall be binding on Tenant.

(e)

If, and only if, Tenant’s Response Notice is timely delivered to Landlord and indicates both that Tenant rejects Landlord’s determination of the Extension Term Base Rent and desires to submit the matter to arbitration, then the Extension Term Base Rent shall be determined in accordance with the procedure set forth in this Section 4(e). In such event, within ten (10) business days after receipt by Landlord of Tenant’s Response Notice indicating Tenant’s desire to submit the determination of the Extension Term Base Rent to arbitration, Tenant and Landlord shall each notify the other, in writing, of their respective selections of an appraiser (respectively, “Landlord’s Appraiser” and “Tenant’s Appraiser”). Landlord’s Appraiser and Tenant’s Appraiser shall then jointly select a third appraiser (the “Third Appraiser”) within ten (10) business days of their appointment. All of the appraisers selected shall be individuals with at least five (5) consecutive years’ commercial appraisal experience in the area in which the Premises are located, shall be members of the Appraisal Institute (M.A.I.), and, in the case of the Third Appraiser, shall not have acted in any capacity for either Landlord or Tenant within five

(5) years of his or her selection. The three appraisers shall determine the Extension Term Base Rent in accordance with the requirements and criteria set forth in Section 4(d) above, employing the method commonly known as Baseball Arbitration, whereby Landlord’s Appraiser and Tenant’s Appraiser each sets forth its determination of the Extension Term Base Rent as defined above, and the Third Appraiser must select one or the other (it being understood that the Third Appraiser shall be expressly prohibited from selecting a compromise figure). Landlord’s Appraiser and Tenant’s Appraiser shall deliver their determinations of the Extension Term Base Rent to the Third Appraiser within five (5) days of the appointment of the Third Appraiser and the Third Appraiser shall render his or her decision within ten (10) days after receipt of both of the other two determinations of the Extension Term Base Rent. The Third Appraiser’s decision shall be binding on both

Exhibit 10.3

Landlord and Tenant. Each party shall bear the cost of its own appraiser and the cost of the Third Appraiser shall be paid by the party whose determination is not selected.

5.

Security Deposit. Reference is made to the fact that Landlord is currently holding a Security Deposit in the amount of Two Hundred Eighty Thousand Six Hundred Sixty-Five and 00/100 Dollars ($280,665.00) (the “Existing Security Deposit Amount”) in the form of cash (the “Existing Security Deposit”) pursuant to the provisions of Article 7 of the Lease. Notwithstanding the foregoing, concurrently with the execution of this First Amendment, Tenant shall deliver to Landlord, as replacement security for Tenant’s performance of all its Lease obligations, a Letter of Credit (the “Replacement Security Deposit”) in the amount of One Hundred Thirty Thousand Nine Hundred Seventy-Seven and 00/100 Dollars ($130,977.00), substantially in the form attached hereto as Exhibit A, satisfying the requirements of this Section 5 and Article 7 of the Lease. Landlord shall return the Existing Security Deposit within five (5) business days after Landlord receives such Replacement Security Deposit from Tenant.

6.

SNDA. Subject to the provisions of Section 22.1 of the Lease, Landlord shall use commercially reasonable efforts to cause any future Mortgagee to deliver to Tenant a Non- disturbance Agreement on the standard form used by the holder of the Mortgage in question, with such commercially reasonable modifications as may be requested by Tenant.

7.

Ratification. Except as amended hereby, the terms and conditions of the Lease shall remain unaffected and in full force and effect throughout the balance of the Term, as extended hereby. From and after the date hereof, all references to the "Lease" shall mean the Lease as amended hereby. Additionally, Landlord and Tenant each confirms and ratifies that, as of the date hereof and to its actual knowledge, (a) the Lease is and remains in good standing and in full force and effect, and (b) neither party has any claims, counterclaims, set-offs or defenses against the other party arising out of the Lease or the Premises or in any way relating thereto or arising out of any other transaction between Landlord and Tenant. The submission of drafts of this document for examination and negotiation does not constitute an offer, or a reservation of or option for any of the terms and conditions set forth in this First Amendment, and this First Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have executed and delivered a fully executed copy of this First Amendment to Tenant.

8.

Miscellaneous. Tenant and Landlord each warrants and represents that it has dealt with no broker in connection with the consummation of this First Amendment other than CBRE (the “Broker”). Tenant and Landlord each agrees to defend, indemnify and save the other harmless from and against any Claims arising in breach of its representation and warranty set forth in the immediately preceding sentence. Landlord shall be solely responsible for the payment of any brokerage commissions to Broker. This First Amendment is binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns. This First Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions, and may not be amended, waived, discharged or terminated except by a written instrument signed by all the parties hereto. This First Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument. This First Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and

Exhibit 10.3

effect as an original signature. Without limitation, in addition to electronically produced signatures, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

Exhibit 10.3

[SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE

BY AND BETWEEN LS KING HARTWELL INNOVATION CAMPUS, LLC AND T2 BIOSYSTEMS, INC.]

EXECUTED under seal as of the Execution Date first set forth above.

LANDLORD:

LS KING HARTWELL INNOVATION CAMPUS,

LLC, a Delaware limited liability company

By:	King Jeter LLC, a Massachusetts limited liability company, its Manager

By:King Street Properties Investments LLC,

a Massachusetts limited liability company, its Manager

By: /s/ Thomas Ragno Name: Thomas Ragno Title: Manager

TENANT:

T2 BIOSYSTEMS, INC.,

a Delaware corporation

By:/s/ Alec Barclay Name: Alec Barclay Title:   Chief Operations Officer

Exhibit 10.3

Exhibit A

Form of Letter of Credit [see attached]

[Exhibit A – First Amendment to Lease]

Exhibit 10.3

L/C DRAFT LANGUAGE

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

ISSUE DATE:

ISSUING BANK:

SILICON VALLEY BANK 3003 TASMAN DRIVE

2ND FLOOR, MAIL SORT HF210 SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:

LS KING HARTWELL INNOVATION CAMPUS, LLC C/O KING STREET PROPERTIES

800 BOYLSTON STREET, SUITE 1570

BOSTON, MA 02199

APPLICANT:

T2 BIOSYSTEMS, INC.

AMOUNT: USD 130,977.00(U.S.DOLLARS ONE HUNDRED THIRTY THOUSAND NINE HUNDRED SEVENTY SEVEN AND 00/100)

EXPIRATION DATE: , 2020 (ONE YEAR FROM ISSUANCE) PLACE OF EXPIRATION: ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT "A".

WE ARE INFORMED BY APPLICANT THAT THIS STANDBY LETTER OF CREDIT IS ISSUED TO SERVE AS THE SECURITY DEPOSIT FOR A CERTAIN LEASE BY AND BETWEEN LS KING HARTWELL INNOVATION CAMPUS, LLC , AS LANDLORD, AND T2 BIOSYSTEMS, INC., AS TENANT, WITH RESPECT TO CERTAIN PREMISES LOCATED AT 4 HARTWELL PLACE, LEXINGTON, MA 0241.

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIX (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY HAND DELIVERY, OR OVERNIGHT COURIER, OR BY CERTIFIED MAIL,WITH A COPY TO GOULSTON & STORRS, 400 ATLANTIC AVENUE, BOSTON, MA 02110, ATTENTION: JEAN BOWE AND TO THE APPLICANT, THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND NOVEMBER 30th, 2025 WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.  IN THE EVENT THAT THIS LETTER OF CREDIT IS NOT EXTENDED FOR AN ADDITIONAL PERIOD AS PROVIDED ABOVE, BENEFICIARY MAY DRAW THE THEN AMOUNT AVAILABLE HEREUNDER.

Exhibit 10.3

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS TRANSFERABLE UPON BENEFICIARY'S REQUEST, BY THE ISSUING BANK ONE OR MORE TIMES BUT IN EACH INSTANCE TO A SINGLE

BENEFICIARY AND ONLY IN ITS ENTIRETY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE ASSUMING SUCH TRANSFER TO SUCH

TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF

TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF TRANSFER

DOCUMENTATION (IN THE FORM OF EXHIBIT "B" ATTACHED HERETO) AND OUR

TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00) IS FOR THE ACCOUNT OF APPLICANT. ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE-SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE ORIGINAL LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL LETTER OF CREDIT TO THE TRANSFEREE.

IF THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT NO. SVBSF IS LOST, STOLEN OR DESTROYED, WE WILL ISSUE YOU A "CERTIFIED TRUE COPY" OF THIS STANDBY LETTER OF CREDIT NO. SVBSF UPON OUR RECEIPT OF YOUR INDEMNITY LETTER TO SILICON VALLEY BANK WHICH WILL BE SENT TO YOU UPON OUR RECEIPT OF YOUR WRITTEN REQUEST THAT THIS STANDBY LETTER OF CREDIT NO.SVBSF IS LOST, STOLEN, OR DESTROYED. IF THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT NO. SVBSF IS MUTILATED, WE WILL ISSUE YOU A REPLACEMENT STANDBY LETTER OF CREDIT WITH THE SAME NUMBER, DATE AND TERMS AS THE ORIGINAL UPON OUR RECEIPT OF THE MUTILATED STANDBY LETTER OF CREDIT.

THIS LETTER OF CREDIT MAY ALSO BE CANCELED PRIOR TO ANY PRESENT OR FUTURE EXPIRATION DATE, UPON RECEIPT BY SILICON VALLEY BANK BY OVERNIGHT COURIER OR REGISTERED MAIL (RETURN RECEIPT REQUESTED) OF THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS (IF ANY) FROM THE BENEFICIARY TOGETHER WITH A STATEMENT SIGNED BY THE BENEFICIARY STATING THAT THE LETTER OF CREDIT IS NO LONGER REQUIRED AND IS BEING RETURNED FOR CANCELLATION.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE APPROPRIATE DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF 210, SANTA CLARA, CA 95054, ATTENTION: GLOBAL TRADE FINANCE. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.

FACSIMILE PRESENTATIONS ARE ALSO PERMITTED. EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408) 496-2418 OR (408) 969-6510; AND UNDER CONTEMPORANEOUS TELEPHONE ADVICE

TO: (408) 450-5001 OR (408) 654-7176, ATTENTION: GLOBAL TRADE FINANCE. ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST. IN CASE DEMAND FOR PAYMENT HEREUNDER IS PRESENTED BY FACSIMILE TRANSMISSION, PRESENTATION OF THE ORIGINAL OF SUCH DEMAND FOR PAYMENT IS NOT REQUIRED.

WE HEREBY AGREE WITH THE BENEFICIARY THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT

Exhibit 10.3

REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES ISP98, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590 ("ISP98").

IF YOU HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CONTACT: AT 408- , ALWAYS QUOTING OUR LETTER OF CREDIT NO.SVBSF .

SILICON VALLEY BANK

   [BANK USE] _ [BANK USE]

AUTHORIZED SIGNATUREAUTHORIZED SIGNATURE

Exhibit 10.3

...............................................................

Authorized Signature

(BENEFICIARY'S NAME)

TO: SILICON VALLEY BANK 3003 TASMAN DRIVE SANTA CLARA, CA 95054

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF US$ US DOLLARS

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT NUMBER NO. DATED

REF. NO.

DATE:

EXHIBIT A

GUIDELINES TO PREPARE THE DRAFT

1.	DATE: ISSUANCE DATE OF DRAFT.
2.	REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.
3.	PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C.
4.	US$: AMOUNT OF DRAWING IN FIGURES.
5.	USDOLLARS: AMOUNT OF DRAWING IN WORDS.
6.	LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
7.	DATED: ISSUANCE DATE OF THE STANDBY L/C.
8.	BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.
9.	AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU HAVE QUESTIONS RELATED TO THIS STANDBY LETTER OF CREDIT PLEASE CONTACT US AT .

Exhibit 10.3

EXHIBIT B TRANSFER FORM

DATE:

TO: SILICON VALLEY BANK

3003 TASMAN DRIVERE: IRREVOCABLE STANDBY LETTER OF CREDIT

SANTA CLARA, CA 95054NO. ISSUED BY ATTN:INTERNATIONAL DIVISION.SILICON VALLEY BANK, SANTA CLARA STANDBY LETTERS OF CREDITL/C AMOUNT:

LADIES AND GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

(Name of Bank) (Address of Bank) (City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature) (Telephone number)

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

(NAME AND TITLE)